EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this quarterly report on Form 10-Q (the “Form 10-Q”) for the three months ended October 1, 2006 of COMSYS IT Partners, Inc. (the “Issuer”).
     In connection with the Form 10-Q, each of the undersigned, Larry L. Enterline, Chief Executive Officer of the Issuer, and Joseph C. Tusa, Jr., Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:
(i)	the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer as of the dates and for the periods indicated in the Form 10-Q.

Dated: November 9, 2006	By:	/s/ LARRY L. ENTERLINE

	Name:	Larry L. Enterline
	Title:	Chief Executive Officer

Dated: November 9, 2006	By:	/s/ JOSEPH C. TUSA, JR.

	Name:	Joseph C. Tusa, Jr.
	Title:	Senior Vice President and Chief Financial Officer

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